BUSINESS UPDATE AUGUST 10, 2020

FORWARD LOOKING STATEMENTS This business update (this “Update”) includes forward-looking statements made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “may”, “trend”, “will”, “expects”, “plans”, “estimates”, “anticipates”, “projects”, “intends”, “believes”, “strategy”, “goals”, “objectives”, “outlook” and similar expressions. Forward-looking statements include, without limitation, statements relating to the impact of COVID-19 on Preferred Apartment Communites, Inc’s. (the “Company”, or “PAC”) business and the Company’s ability to mitigate the impacts arising from COVID-19. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in PAC’s filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Update. The properties depicted in this Update are multihousing communities, grocery anchored retail, Class-A office, and other income-producing property types that PAC currently owns or for which PAC currently has a real estate loan investment in connection with the development of those properties. PRIOR PERFORMANCE IN THIS UPDATE SHOULD NOT BE INDICATIVE OF HOW PAC WILL PERFORM IN THE FUTURE. 2

Q2 COLLECTIONS UPDATE As of August 6, the Company reports the following cash rental collections1 activity for the second quarter. MULTIHOUSING MULTIFAMILY STUDENT HOUSING Q2 Q2 99%Collected 97% Collected GROCERY ANCHORED OFFICE RETAIL Q2 Q2 89% Collected 97% Collected As the COVID-19 pandemic continues to unfold, the Company is working proactively to mitigate impacts to our customers, our investors, our associates, and our properties. The Company is well-positioned through its experienced leadership, sound real estate strategies, diversified business model, and operating platform to navigate these unprecedented times. 1 Unadjusted for rent deferrals 3

COLLECTIONS UPDATE The following reflects cash rental collections1 for April through July as of August 6. MULTIHOUSING MULTIHOUSING MULTIFAMILY STUDENT HOUSING 100% 100% 99% 99% 99% 98% 98% 97% 97% 97% 0% 0% April May June July April May June July Collections Collections GROCERY ANCHORED RETAIL OFFICE 100% 100% 99% 97% 97% 98% 90% 92% 88% 89% 0% 0% April May June July April May June July Collections Collections 1 Unadjusted for rent deferrals 4

APTS INSIGHT EXPERIENCED PLATFORM SOUND STRATEGIES VALUE CREATION SUN BELT MARKETS 5

APTS INSIGHT DIVERSIFIED EQUITY CAPITAL BASE DEBT NYSE-Traded Common Stock Property Mortgages Non-Traded Preferred Stock Corporate Line of Credit EXPERIENCED TEAM DIVERSIFIED STRATEGY GROCERY MULTI- ANCHORED OFFICE HOUSING RETAIL USES 6

APTS INSIGHT DIVERSIFIED 12,936 STRATEGY UNIFIED MULTI- OWNED UNITS BY SHARED SUN BELT HOUSING MARKETS 2,995 As of end of UNITS IN REAL Q2 2020, 78% ESTATE LOAN INVESTMENT of Revenues 1 Attributable to PROGRAM TOP 4 STATES FL GROCERY ANCHORED 54 GROCERY ANCHORED RETAIL CENTERS GA 6.2M SQUARE FEET TX OFFICE 9 PROPERTIES 3.2M SQUARE FEET NC 1PAC holds either a purchase option or right of first offer. 7

PENDING NEW CHART WITH A BETTER VISUAL LOOK FROM WILLIAM APTS INSIGHT PORTFOLIO LOAN MATURITIES EXISTING PROPERTY LEVEL LOAN MATURITIES BY YEAR $350,000,000 $300,000,000 $250,000,000 $200,000,000 $150,000,000 $100,000,000 $50,000,000 $0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ 9.3 years weighted average term to maturity across $2.8 billion in property level mortgages in PAC’s portfolio. Well laddered with little maturity concentration exposure. 94% are fixed rate; no cross-collateralizations or cross-defaults. The recent refinancings of 8 multifamily properties in Q2 and Q3 2020 reduced the property level debt maturities through 2023 by ~$185 million. 8

APTS INSIGHT SUN BELT MARKETS Washington D.C. Northern Virginia APTS INSIGHT Charlottesville, VA San Jose, Richmond, VA Virginia Beach, VA CA Kansas City, KS Wilmington, NC MULTIFAMILY Melbourne, FL Destin/Panama City Beach, FL West Palm Beach, FL STUDENT HOUSING PROPERTIES AS OF JUNE 30, 2020 PAC TOP STATES US RANKINGS TOP STATES % Q2 2020 REVENUES FORBES BUSINESS NET MIGRATION1 POP. GROWTH1 FLORIDA 26% #5 #2 #3 GEORGIA 22% #6 #5 #5 NORTH CAROLINA 18% #1 #3 #4 TEXAS 12% #2 #1 #1 VIRGINIA 5% #4 #12 #9 TENNESSEE 4% #7 #10 #10 TOTAL 87% 1 Population growth data is 2000-2019 and net migration data is 2005-2018 9

SOUND STRATEGIES

SOUND STRATEGIES MULTIHOUSING MULTIFAMILY PORTFOLIO OVERVIEW FLORIDA AT-A-GLANCE TEXAS 46% AVERAGE AGE OF 14% TOP 3 36 6.1 PROPERTIES YEARS OLD STATES BY UNIT AVERAGE RENT OF 10,925 COUNT UNITS $1,409 GEORGIA 14% Primarily MSA’s of 1MM+, Focused in Sun Belt Markets Q2 2020 Quality Suburban Locations 94.7% SAME-STORE PHYSICAL OCCUPANCY Class A Properties 0.1% SAME-STORE NOI GROWTH New Vintage Construction 3x Rent Tenant Income Qualification Standard 11

SOUND STRATEGIES MULTIHOUSING MULTIFAMILY Same-Store Average Physical Occupancy As Of 8/9/20 is 95.8%, Improved From 95.5% On 8/9/19. Same-Store Bad Debt Was 1.97% For Q2 2020 vs 1.13% For Q2 2019; A Nominal Increase In Light Of Current Events. 12

SOUND STRATEGIES MULTIHOUSING STUDENT HOUSING PORTFOLIO OVERVIEW ARIZONA 10% TEXAS AT-A-GLANCE 36% AVERAGE AGE OF GEORGIA PERCENT 13% 8 OF TOTAL PROPERTIES 5.2 YEARS OLD BED COUNT BY 2,011 6,095 STATE UNITS BEDS NORTH FLORIDA CAROLINA 26% 15% Well Located, Class A Properties Connected to Top Tier Universities with Growing Enrollments Q2 2020 95.9% Current Generation Construction Throughout OCCUPIED Portfolio 13

GROCERY ANCHORED GROCERY ANCHORED SOUND STRATEGIES RETAIL RETAIL PORTFOLIO OVERVIEW PORTFOLIO COMPOSITION BY TENANT TYPE AT-A-GLANCE Grocery/ 54 ASSETS ACQUIRED AT Pharmacy 54 OWNED ASSETS Other Retail AN AVERAGE OF $187 34% PSF, SIGNIFICANTLY BELOW 17% 6.2M SQUARE FEET REPLACEMENT COSTS IN OUR OWNED ASSETS’ RESPECTIVE MARKETS Fitness LEASED EXCLUDING 95% OF BASE RENT COMES REDEVELOPMENTS 53% 3% FROM TENANT CATEGORIES FIXED RATE WITH DEBT DEEMED TO BE ESSENTIAL Medical ACCORDING TO THE COVID-19 8 YEARS AVERAGE PANDEMIC GUIDELINES 4% TERM TO MATURITY 34% OF RENT IS GROCERY & PHARMACY Restaurant 19% % OF GROCER RENT Service 1% 1% 23% 1% 3% 1% 4% TOP 5 STATES BY MARKET # of % of # State 4% 45% Assets GLA 1. Georgia 17 26.3% 2. Florida 10 17.7% 6% 3. Texas 5 12.5% 4. North Carolina 6 12.4% 5. Tennessee 6 8.8% TOTAL 41 77.7% 34% + 14

GROCERY ANCHORED GROCERY ANCHORED SOUND STRATEGIES RETAIL RETAIL PORTFOLIO OVERVIEW Pure Play Grocery & Necessity Based Retail Strategy Focus On Suburban Sun Belt Markets, Growing Submarkets With High Average Household Incomes Leading Market Share Grocers Drive Leasing And Occupancy Through Deep Operating Experience And Long Standing Retailer Relationships 15

GROCERY ANCHORED GROCERY ANCHORED RETAIL SOUND STRATEGIES RETAIL Cash Collections of Base Rent And Reimbursements were 89% For Q2, Well Over The Industry Average During The COVID-19 Pandemic. Cash Collections of Base Rent And Reimbursements For July are 92% to Date. Executed 127,555 SF of New Leases YTD. Maintained Our Portfolio at 94.6% Leased (Excluding Redevelopments) Through Execution of 187,121 SF of Small Shop Renewals YTD. 3% Remaining 4% Reserved to be collected 4% Deferred Q2 2020 RENT COLLECTIONS 89% Collected 89% % Collected % Deferred % Reserved % Remaining to be Collected 16

OFFICE PORTFOLIO OVERVIEW SOUND STRATEGIES OFFICE TENANCY OVERVIEW DIVERSIFIED RENT ROLL LARGE CORPORATE CUSTOMERS PORTFOLIO STATS: GOVERNMENT All Other 3% 14% 9 3.2M Financial HEALTH CARE OTHER PROPERTIES SQUARE FEET 4% 19% 24% CHEMICAL LARGE RETAIL SOLUTIONS PUBLIC 7.1 96% 5% Hospitality 3% 43% YEARS WEIGHTED LEASED 18% Insurance GOVERNMENT AVERAGE 9% 4% REMAINING LEASE LARGE TERM Legal Technology PRIVATE 10% 18% 26% LOAN MATURITIES LEASE EXPIRATION SCHEDULE 1,200,000 100.00% $300,000,000 100% 1,050,000 90.00% No core portfolio 90% 1,000,000 No more than 10% of $250,000,000 maturities through 2027 80% 80.00% portfolio expiring in any year 70% 70.00% 800,000 through 2026 $200,000,000 60% 60.00% 50% $150,000,000 600,000 50.00% 40% 40.00% 400,000 335,000 $100,000,000 30% 30.00% 266,000 254,000 266,000 241,000 20% 239,000 $50,000,000 128,000 20.00% 200,000 115,000 10% 56,000 57,000 10.00% $0 0% -- 0.00% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030+ 2034+ LOANS MATURITING CUMULATIVE LOANS MATURITING RSF EXPIRING % OF PORTFOLIO CUMULATIVE TOTAL 17

OFFICE PORTFOLIO OVERVIEW SOUND STRATEGIES OFFICE Class A Properties Top-Performing Sun Belt Markets Scalable Market Positions to Drive Operating Leverage Quality Rent Rolls with Contractual Term Minimal Exposure to Non-Growth CapEx Creditworthy Corporate Customers 18

OFFICE SOUND STRATEGIES OFFICE 14 Signed Leases Since March 1 Totaling More Than 96,000 SF Ahead Of Budgeted Lease Economics 8.4 Years Average New Lease Term +14% Average Cash Rent Roll Up 19

INVESTOR RESOURCES Click icons below to access information electronically Q2 Investor Package Investor Relations Website Annual Report 2019 Executive Team Bios Investor Relations phone #: (770) 635 1284 investorrelations@pacapts.com 3284 Northside Parkway, Suite 150 Atlanta GA 30327 PACAPTS.COM